EXHIBIT 10.62

EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

SECURED PROMISSORY NOTE

US$[•]	Danville, California Dated March 22, 2013

FOR VALUE RECEIVED, the undersigned, PEDEVCO CORP., a Texas corporation (“Borrower”), hereby promises to pay to the order of [•] or its assigns (the “Holder”) the principal sum of [•] and No/100th Dollars (US$[•]) (herein the “principal amount”), together with interest thereon at the rate provided herein, on the terms set forth below.

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION

1.1 Definitions. For purposes of this Note, the following definitions shall apply:

“Borrower” means the party named as such in the preamble of this Note and any successor permitted in this Note.

“Business Day” means a day that is not a Legal Holiday.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Event of Default” has the meaning specified in Section 4.1.

“Holder” has the meaning specified in the preamble to this Note. “Other Holders” means the purchasers of the Notes other than the Holder.

“Legal Holiday” is a Saturday, Sunday or a day on which state or federally chartered banking institutions in California are not required to be open.

“Maturity Date” has the meaning specified in Section 3.1(c).

“Note” means this Secured Promissory Note, in the principal amount set forth in the preamble hereof, issued to the Holder and evidenced by this instrument and any renewal or replacement thereof. “Notes” means this Note and the other Secured Promissory Notes sold and issued by Borrower under the Purchase Agreement.

“Purchase Agreement” means the Note and Warrant Purchase Agreement, of even date herewith, entered into between Borrower and the Holder in connection with the purchase and sale of this Note.

“U.S. Legal Tender” means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

1.2 Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) “or” is not exclusive;

(c) words in the singular include the plural, and words in the plural include the singular;

(d) provisions apply to successive events and transactions;

(e) “herein,” “hereof” and other words of similar import refer to this Note as a whole and not to any particular section or other subdivision; and

(f) references to “Section” or “Sections” means such Section or Sections of this Note, unless stated otherwise.

SECTION 2. THE NOTE

2.1 Registrar and Paying Agent. This Note may be presented for payment, registration of retransfer or exchange at Borrower’s principal executive office. Borrower shall give prompt written notice to the Holder of any change in the location of such office.

2.2 Transfer and Exchange. When this Note is presented to Borrower with a request to register the transfer of this Note or to exchange this Note for an equal principal amount of Notes of like tenor, Borrower shall register the transfer or make the exchange as requested.

2.3 Replacement Note. If this Note is mutilated and is surrendered to Borrower, or if the Holder claims and submits to Borrower an affidavit or other evidence reasonably satisfactory to Borrower to the effect that this Note has been lost, destroyed or wrongfully taken, Borrower shall issue a replacement Note, provided that, if required by Borrower, the Holder shall agree in writing to indemnify Borrower from any loss it may suffer as a result of the replacement of this Note.

2.4 Secured Obligation. Subject to Section 2.5 below, Borrower hereby grants to the Holder a first priority lien and security interest in, to and under all of the assets of the Borrower (collectively, the “Collateral”).

2.5 Other Liens. As of the date hereof, there are no other liens, claims, security interests or other encumbrances (“Liens”) attaching to the Collateral except for those in favor of this Note and MIE Jurassic Energy Corporation (“MIEJ”) under that certain Secured Subordinated Promissory Note, dated February 14, 2013, as the same may be amended from time to time, entered into by and among Pacific Energy Development Corp, a wholly-owned subsidiary of Borrower, and MIEJ, which promissory note is secured by: (a) the Borrower’s ownership and working interest in the FFT2H Well located in Weld County, Colorado, and all corresponding leasehold rights pooled with respect to such well; and (b) the Borrower’s ownership and working interest in each future well drilled and completed in the Niobrara asset located in Weld and Morgan Counties, Colorado. The Purchasers acknowledge that the liens granted by the Notes are junior to, and subordinated in all respects to, the security interest in the Collateral held by MIEJ.

2.6 Financing Statements. At request of the Holder, the Borrower will join with the Holder in executing one or more financing statements pursuant to the Uniform Commercial Code of the State of Texas (the “Code”) in a form satisfactory to the Holder. The Borrower hereby authorizes the Holder to file a financing statement signed only by the Holder in all places where necessary to perfect the Holder’s security interest in the Collateral in all jurisdictions where such authorization is permitted by the Code. Without limiting the foregoing the Borrower agrees that whenever the Code requires the Borrower to sign a financing statement for filing purposes, the Borrower hereby appoints the Holder or any of the Holder’s representatives as the Borrower’s attorney and agent, with full power of substitution, to sign or endorse the Borrower’s name on any such financing statement or other document and authorizes the Holder to file such a financing statement in all places where necessary to perfect the Holder’s security interest in the Collateral; and the Borrower ratifies all acts of the Holder and said representatives and agrees to hold the Holder and said representatives harmless from all acts of commission or omission or any error of judgment or mistake of fact or law pertaining thereto. A carbon, photographic or other reproduction of this Note or of a financing statement is sufficient as a financing statement. Upon full payment of all obligations under this Note, the Lien or charge created hereby or resulting herefrom, shall cease to exist and the Holder shall file all termination statements requested by the Borrower necessary to accomplish this purpose.

2.7 Disposition of Collateral. Notwithstanding the order of filing of any UCC-1 Financing Statements, the holder of this Note agrees and acknowledges that the proceeds from any sale, disposition or other realization upon all or any part of the Collateral available for distribution to the holders of the Notes shall be distributed to the holders of all Notes in an amount equal to the then unpaid obligations under such Notes, with each holder receiving its pro rata share based upon the then outstanding principal amount of its Note; with any excess then being distributed to the Company in accordance with the Code or as a court of competent jurisdiction may direct.

SECTION 3. COVENANTS

3.1 Payment of the Note:

(a) Interest. Simple interest on the principal under this Note outstanding from time to time (“Interest”) shall accrue at the fixed rate equal to 10% per annum and shall be due and payable on the Maturity Date to the extent not paid prior to such date as provided or permitted herein.

(b) Payment-In-Kind. In addition to the accrual of Interest provided in Section 3.1(a) above, upon the Maturity Date (as defined below), the Borrower shall pay to the Holder a payment-in-kind (“PIK”) cash amount equal to 10% of the original principal amount of this Note.

(c) Principal. To the extent not repaid prior to such date as provided or permitted herein, the principal amount of this Note shall be due and payable on the earlier to occur of (i) the date that is thirty (30) days following the closing of the Borrower’s next underwritten public offering of its common stock (the “IPO”), or (ii) December 31, 2013, provided that if such day falls on a Legal Holiday, such payment shall be due instead on the next Business Day (the “Maturity Date”). If the principal is not paid when due hereunder, whether by reason of acceleration or on the Maturity Date, interest on such unpaid principal shall accrue from its due date until paid at the rate of 18% per annum. If upon the Maturity Date the amount available for distribution to each holder of Notes that are also due as of the Maturity Date is less than the amount that such holder is entitled to pursuant to such holder’s Note, then each holder shall receive its pro rata share pursuant to such holder’s outstanding principal amount and accrued but unpaid interest.

(d) Method of Payment. Borrower shall pay to the Holder, by wire transfer to an account specified in writing by the Holder, in U.S. Legal Tender principal and interest on the Note when called for herein as of the close of business on the date of such payment. All payments hereunder shall be applied, first, to accrued interest and, next, to principal and last to the PIK payment. Borrower shall accurately reflect onits books and records all payments of interest and principal on this Note, and Borrower’s records in this regard shall be presumed correct absent manifest error.

3.2 Existence. So long as any amounts remain outstanding under the Notes, Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence in accordance with its organizational documents (charter and statutory) and franchise.

3.3 Waiver of Stay, Extension or Usury Laws. Borrower covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law wherever enacted which would prohibit or forgive it from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note; and (to the extent that it may lawfully do so). Borrower hereby expressly waives all benefit or advantage of any such law insofar as such law applies to this Note.

SECTION 4. EVENT OF DEFAULT AND REMEDIES

4.1 Event of Default. “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court of any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of any principal or interest upon this Note as and when the same becomes due and payable or in the observance or performance of Section 3.1;

(b) default in the observance or performance of, or breach of, any covenant, agreement or warranty of Borrower contained in this Note, and continuance of such default or breach for a period of 15 days after there has been given, by registered or certified mail, to Borrower by the Holder, a written notice specifying such default or breach, requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(c) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging either of Borrower as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of Borrower under any bankruptcy or similar law, and such decree of order shall have continued undischarged and unstayed for a period of 30 days; or a decree or order of a court of competent jurisdiction ordering the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of Borrower, or for the winding up or liquidation of the affairs of Borrower, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 30 days; or

(d) Borrower shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

Borrower shall deliver to the Holder, within ten days of the occurrence thereof, written notice of any Default (other than a Default of the sort referred to in clause (a) above), which describes the status of such Default and the action Borrower is taking or propose to take with respect thereto.

4.2 Acceleration of Maturity Date; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 4.1(c)) occurs and is continuing, then, and in every such case, unless the principal amount of this Note shall have already become due and payable, the Holder, by a notice in writing signed by the holders of at least a majority of the combined principal amount of the then outstanding Notes to Borrower, may declare the outstanding balance under this Note to be due and payable immediately. If an Event of Default specified in Section 4.1(c) occurs, the outstanding balance hereunder ipso facto shall become and be immediately due and payable without any declaration or other act on the part of the Holder.

4.2 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of a mutilated, destroyed, lost or stolen Note, no right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

4.3 Delay or Omission Not Waiver. No delay or omission by the Holder to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Section 4 or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder.

SECTION 5. PREPAYMENT

5.1 Voluntary Prepayment. Borrower, may, at its option, prepay all or any portion of the principal amount of this Note, plus accrued and unpaid interest thereon to the prepayment date, and any unpaid PIK, upon written notice to the Holder, without penalty or premium.

SECTION 6. MISCELLANEOUS

6.1 Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

6.2 Governing Law; Consent to Jurisdiction. This Note shall be governed by and construed under the laws of the State of California as applied to agreements entered into and to be performed entirely within California. Each of the Borrower and the Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in San Francisco, California and the courts of the State of California for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of Borrower and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6.2 shall affect or limit any right to serve process in any other manner permitted by law.

6.3 Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

6.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally, (ii) upon receipt, when sent by electronic mail (if received by or before 5:30 P.M. local time, where such notice is received) or the first Business Day following such delivery (if received after 5:30 P.M., local time, where such notice is received) or (iii) one Business Day after deposit with a nationally recognized overnight courier, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

(i)            If to Borrower:

PEDEVCO Corp.
4125 Blackhawk Plaza Circle
Suite 201
Danville, California 94506
Attention: Clark R. Moore
Executive Vice President and General Counsel
Telephone: (925) 255-5012
Facsimile: (510) 743-4262
E-mail: CMoore@PacificEnergyDevelopment.com

with a copy to:

TroyGould PC
1801 Century Park East, 16th Floor
Los Angeles, California 90067
Attn: Lawrence Schnapp, Esq.
Fax: (310) 201-4746

(ii)           If to the Holder:

________________________
________________________
Telephone: (___) ___________
Facsimile: (___) ____________
E-mail: ___________________

Each party shall provide written notice to the other parties of any change in mailing address, e-mail address or facsimile number in accordance with the provisions hereof.

6.5 Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.6 Attorneys’ fees. If any action at law or equity, including an action for declaratory relief, is brought to enforce or interpret any provision of this Note, the prevailing party shall be entitled to recover reasonable attorneys’ fees and expenses from the other party, which fees and expenses shall be in addition to any other relief which may be awarded.

6.7 Amendment. Any provision of this Note may be waived or amended only pursuant to a written instrument signed by the Company and the holders of at least a majority of the combined principal amount of the then outstanding Notes; provided that if any of the rights of the Holder under this Note are materially diminished by such waiver or amendment in a manner that is not similar in all material respects to the effects on the Other Holders, then such waiver or amendment shall not be effective with respect to the Holder without the written consent of the Holder. Further and notwithstanding any provision herein to the contrary, only the holders of a majority of the combined principal amount of the then outstanding Notes may take action with respect to the Collateral. The Holder acknowledges that any amendment or modification made in compliance with this Section 6.7 shall be binding on all Holders of the Notes, including, without limitation, an amendment or modification that has an adverse effect on any or all Holders. Notwithstanding the foregoing, nothing provided in this Section 6.7 shall limit the Holder’s right to waive or amend any provision of this Note on its own behalf.

6.8 Waiver of Demand for Payment, Etc. Borrower waives demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity and diligence in taking any action to collect sums owing under this Note.

6.9 Inspection Rights. Holder shall be entitled to examine the books and records of Borrower and receive other information at reasonable times and intervals concerning the general status of Borrower’s financial condition, business, prospects, corporate affairs or operations.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has caused this Note to be executed on its behalf by its duly authorized officer.

PEDEVCO CORP.

By:_______________________________________
Name:
Title:

AGREED AND ACCEPTED:

___________________________________________

By: ________________________________________
Name: _______________________________
Title: ________________________________

[Signature Page of Secured Promissory Note]